                                                                    EXHIBIT 10.3

                             UNICCO SERVICE COMPANY
                                    USC, INC.
                         UNICCO SECURITY SERVICES, INC.
                        UNICCO GOVERNMENT SERVICES, INC.
                              UNICCO FINANCE CORP.
                        AMERICAN BUILDING SERVICES, INC.
                          UNICCO SERVICE OF N.J., INC.
                                Four Copley Place
                                Boston, MA 02116

                                             Dated as of: June 30, 1998

BankBoston, N.A.
  Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Fleet National Bank
One Federal Street
Boston, Massachusetts  02110

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts  02110

        Re:  Second Amendment to Amended and Restated Revolving Credit Agreement
             -------------------------------------------------------------------

Ladies and Gentlemen:

        We refer to the Amended and Restated Revolving Credit Agreement, dated as of October 17, 1997 (as amended, the "Agreement"), among Unicco Service Company, USC, Inc., Unicco Security Services, Inc., Unicco Government Services, Inc., Unicco Finance Corp., American Building Services, Inc. and Unicco Service of N.J., Inc. (collectively, the "Borrowers"), the banking institutions referred to therein as Banks (the "Banks"), and BankBoston, N.A. as Agent (the "Agent"). Upon the terms and subject to the conditions contained in the Agreement, you agreed to make Revolving Loans to the Borrowers.

        Terms used in this letter of agreement (the "Second Amendment") which are not defined herein, but which are defined in the Agreement, shall have the same respective meanings herein as therein.

        We have requested you to make certain amendments to the Agreement. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Second Amendment.

        Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Second Amendment, and fully intending to be legally bound by this Second Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                             AMENDMENTS TO AGREEMENT

        Effective as of June 30, 1998 (the "Second Amendment Date"), the Agreement is amended in each of the following respects:

        (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Second Amendment.

        (b) The definition of "Majority Banks" contained in Section 1 of the Agreement is hereby deleted in it its entirety and is replaced with the following:

               "MAJORITY BANKS. Those Banks whose aggregate Commitments constitute sixty-six and two-thirds percent (66 2/3%) or more of the aggregate Total Commitment in effect at the relevant time of reference, or in the event that the Commitments have been terminated, those Banks holding sixty-six and two-thirds percent (66 2/3%) or more of the outstanding Loans at the relevant time of reference"

        (c) Schedule 1 of the Agreement is hereby deleted in its entirety and is replaced with Annex 1 attached hereto.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

        The Borrowers hereby jointly and severally represent and warrant to you as follows:

        (a) REPRESENTATIONS IN AGREEMENT. Each of the representations and warranties made by the Borrowers to you in the Agreement was true, correct and complete when made and is true, correct and complete in all material respects on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Borrowers on the date hereof and in this Second Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

        (b) NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default exists on the date of this Second Amendment (after giving effect to all of the arrangements and transactions contemplated by this Second Amendment).

        (c) BINDING EFFECT OF DOCUMENTS. This Second Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.

                                   ARTICLE III

                        PROVISIONS OF GENERAL APPLICATION

        (a) NO OTHER CHANGES. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Agreement and each of the Security Documents shall remain unmodified, and the Agreement, the Notes entered into on the date hereof and each of the other Security Documents, as amended and supplemented by this Second Amendment, are confirmed as being in full force and effect.

        (b) GOVERNING LAW. This Second Amendment and each of the new Notes delivered herewith are intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Second Amendment, each of the new Notes delivered herewith and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

        (c) BINDING EFFECT; ASSIGNMENT. This Second Amendment and each of the new Notes delivered herewith shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

        (d) COUNTERPARTS. This Second Amendment and each of the new Notes delivered herewith may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Second Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

        (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Second Amendment shall conflict in any respect with any of the terms of any of the Agreement or any other Loan Document, the terms of this Second Amendment shall be controlling.

        (f) CONDITIONS PRECEDENT. This Second Amendment shall become and be effective as of the Second Amendment Date, but only if the form of acceptance at the end of this Second Amendment shall be signed by the Agent and the Banks (including the Banks becoming parties to the Agreement through this Second Amendment) and the Borrowers have duly executed and delivered this Second Amendment and each of the new Notes delivered herewith.

        If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Second Amendment and return such counterpart to the undersigned, whereupon this Second Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.

                                             Very truly yours,

                                             The Borrowers:
                                             --------------

                                             UNICCO SERVICE COMPANY


                                             By: /s/ George A. Keches
                                                 -------------------------------
                                                 Title: Vice President

                                             USC, INC.


                                             By: /s/ George A. Keches
                                                 -------------------------------
                                                 Title: Vice President

                                             UNICCO SECURITY SERVICES, INC.


                                             By: /s/ George A. Keches
                                                 -------------------------------
                                                 Title: Vice President

                                             UNICCO GOVERNMENT SERVICES, INC.


                                             By: /s/ George A. Keches
                                                 -------------------------------
                                                 Title: Vice President

                                             UNICCO FINANCE CORP.

                                             By: /s/ George A. Keches
                                                 -------------------------------
                                                 Title: Vice President


                                             AMERICAN BUILDING SERVICES, INC.


                                             By: /s/ George A. Keches
                                                 -------------------------------
                                                 Title: Vice President

                                             UNICCO SERVICE OF N.J., INC.


                                             By: /s/ George A. Keches
                                                 -------------------------------
                                                 Title: Vice President

        The foregoing Second Amendment is hereby accepted by the undersigned as of June 30, 1998.

The Banks:
- ----------

BANKBOSTON, N.A.

By: /s/ Henry L. Petrillo
    ---------------------------------
    Title: Director

FLEET NATIONAL BANK


By: /s/ Michael A. Palmer
    ---------------------------------
    Title: Vice President

STATE STREET BANK AND TRUST COMPANY


By: /s/ Mark Miller
    ---------------------------------
    Title: Vice President

                       (signatures continued on next page)

The Agent:
- ----------

BANKBOSTON, N.A.


By: /s/ Henry L. Petrillo
    ---------------------------------
    Title: Director

                              CONSENT OF GUARANTOR


        Unicco Facility Services Canada Company (the "Guarantor") has guaranteed the Obligations of the Borrowers under (and as defined in) the Agreement by executing one or more Unlimited Guarantees, dated as of October 17, 1997 (the "U-Canada Guaranty"). By executing this letter, the Guarantor hereby absolutely and unconditionally reaffirms the U-Canada Guaranty and acknowledges and agrees to the terms and conditions of this letter and the Agreement as amended hereby.

                                      UNICCO FACILITY SERVICES CANADA COMPANY

                                      By: /s/ George A. Keches
                                          --------------------------------------
                                          Title: Authorized Signatory

                                                                         Annex 1
                                                                         -------

                                   SCHEDULE 1

                                                           Commitment
               Bank                                        Percentage
               ----                                        ----------

       BankBoston, N.A.                                     55.5556%
       100 Federal Street
       Boston, MA  02110


       Fleet National Bank                                  33.3333%
       One Federal Street
       Boston, MA  02110


       State Street Bank and Trust Company                  11.1111%
       225 Franklin Street
       Boston, MA  02110